Exhibit 32.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Western Transitions, Inc. (the Company), does hereby certify, to such officers knowledge, that:

The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005 (the Form 10-QSB) of the Company fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 13, 2005

/s/ Daniel Hodges
-------------------
Name: Daniel Hodges

Title: Chief Executive Officer
Date: August 13, 2005

/s/ Daniel Hodges
-------------------
Name: Daniel Hodges

Title: Chief Financial Officer and Treasurer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.